SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A
                         Amendment No. 1

          PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 1996



                WALDEN RESIDENTIAL PROPERTIES, INC.
       (Exact name of Registrant as specified in its Charter)



                            MARYLAND
 (State of other jurisdiction of incorporation or organization)


                            1-12592
                    (Commission file number)


                           75-2506197
             (I.R.S. Employer Identification Number)




                      One Lincoln Centre
                 5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
             (Address of principal executive offices)



Registrant's telephone number, including area code: (972) 788-0510







                         Not Applicable
   (Former name or former address, if changed since last report)



                         EXPLANATORY NOTE

     Walden Residential Properties, Inc., a Maryland corporation, hereby amends its Form 8-K dated December 16, 1996, and filed with the Securities and Exchange Commission on December 16, 1996 to revise the Pro Forma Condensed Consolidated Balance Sheet and to include the Independent Auditors' Consent - Exhibit 23.1.



                            WALDEN RESIDENTIAL PROPERTIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                    September 30, 1996
                                        (Unaudited)
                                      (In thousands)

                                         Historical    Refinancings    Acquisitions    Pro Forma
                                         ----------    ------------    ------------    ---------
ASSETS
 Real estate assets -- net. . . . . . .    $575,879      $              $ 66,265  (e)   $642,144
 Receivable from and investment
  in WDN Management . . . . . . . . . .       1,105                                        1,105
 Other assets . . . . . . . . . . . . .      11,220            314  (a)      282  (f)     11,816
 Cash and cash equivalents. . . . . . .       4,870            (19) (b)                    4,851
 Restricted cash. . . . . . . . . . . .       8,045                                        8,045
                                           --------       --------      --------        --------
  Total assets. . . . . . . . . . . . .    $601,119       $    295      $ 66,547        $667,961
                                           ========       ========      ========        ========
LIABILITIES
 Mortgage notes payable . . . . . . . .    $251,477       $  1,072  (c) $  7,130  (g)   $259,679
 Credit facility. . . . . . . . . . . .      35,800                       58,484  (h)     94,284
 Other liabilities. . . . . . . . . . .      18,802                          933  (i)     19,735
                                           --------       --------      --------        --------
  Total liabilities . . . . . . . . . .     306,079          1,072        66,547         373,698
                                           --------       --------      --------        --------
STOCKHOLDERS' EQUITY
 Convertible equity securities. . . . .      14,886                                       14,886
 Common stock . . . . . . . . . . . . .         157                                          157
 Preferred stock. . . . . . . . . . . .          18                                           18
 Additional paid in capital . . . . . .     312,140                                      312,140
 Notes receivable from Company
  Officers. . . . . . . . . . . . . . .      (5,263)                                      (5,263)
 Distributions in excess of net
  income. . . . . . . . . . . . . . . .     (26,898)          (777) (d)                  (27,675)
                                           --------       --------      --------        --------
  Total stockholders' equity. . . . . .     295,040           (777)         --           294,263
                                           --------       --------      --------        --------
  Total liabilities and
   stockholders' equity . . . . . . . .    $601,119       $    295      $ 66,547        $667,961
                                           ========       ========      ========        ========

(a) Represents new financing costs ($1,042), write off of old financing costs on refinanced loan ($-777) and new escrows required with refinancing ($49).

(b)  Represents net cash required for refinancings.

(c) Represents the increase in mortgage balances due to refinancing.

(d) Represents write off of old financing costs on refinanced loans.

(e) Represents cost of properties acquired between October 2, 1996 and December 16, 1996.

(f) Represents security deposit escrows and real estate tax escrows required on acquisition properties.

(g) Represents mortgage assumed by the Company on November 15, 1995 property purchase.

(h) Represents estimated draws on Credit Facility to finance acquisitions between October 2, 1996 and December 16, 1996.

(i) Represents real estate tax liabilities and security deposit liabilities that would be assumed had the properties acquired between October 2, 1996 and December 16, 1996 been owned on
     September 30, 1996.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/ Mark S. Dillinger                        December 19, 1996
---------------------                        -----------------
Mark S. Dillinger                            Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)